Exhibit 99.1





                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                }   CASE NUMBER
                                      }   02-10835
                                      }
The NewPower Company, et. al.         }   JUDGE   W. Homer Drake, Jr.
                                      }
DEBTORS                               }   CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 3/31/03 TO 4/30/03

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                      Paul Ferdinands
                                                      --------------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

One Manhattanville Rd.                                191 Peachtree St.
Purchase, NY 10577                                    Atlanta, GA 30303
Tel: (914) 697-2100                                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                           Totals
                                                           Apr-03

Opening Cash Balance - 3/31/02                                 $ 135,107  (Concentration Account)

Inflows:
Customer Collections                                                   2
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                   64
-------------------------------------------------------------------------
Total Inflows                                                         66 |
-----------------------------------------------------------------------------------------------------------
                                                                               Distribution of Outflows
Outflows:                                                                     NewPower         The NewPower
Post Petition:                                                             Holdings, Inc.        Company
--------------                                                             --------------        -------
Call Center (Sitel)                                                    1                                  1
Professionals - Bankruptcy                                         1,085            1,085
Consulting Fees                                                       28                                 28
Gas Systems & IT Infrastructure (Wipro)                            1,074                              1,074
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                            24                                 24
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                       42                                 42
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                  15                                 15
Customer Refunds                                                     228                                228
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                              140                103              38
Power                                                                395                                395
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                                                     3                                  3
State Tax Payments                                                   184                                184
Enron payments
Other Vendors   - Class Two Claims                                   762                                762
-----------------------------------------------------------------------------------------------------------
Total Outflows                                                     3,981              1,188           2,794
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                    (3,915)
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                  |        $ 131,192
======================================================-------------------

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from March 31, 2003 through April 30, 2003
Amounts in $000's


Accounts Receivable at Petition Date:           $ 75,200


Beginning of Month Balance - Gross              $ 13,499 (per 3/31/03 G/L)
PLUS:  Current Month New Billings                      - (April revenue)
LESS:  Collections During the Month                   (2)(per daily cash report)
                                            -------------
End of Month Balance - Gross                    $ 13,497 (per 4/30/03 G/L)
Allowance for Doubtful Accounts                  (13,497)
                                            -------------

End of Month Balance - Net of Allowance              $ -
                                            =============

                                      Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                            AR Aging for Post Petition Receivables

                                              Current     > 30 days    > 60 days      Total
                                            ----------------------------------------------------

                                              $     -     $       -    $     111      $ 111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from March 31, 2003 through April 30, 2003
Amounts in $000's


See attached System Generated A/P reports as of 4/30/03 (Attachements 2A and
2B).*


Beginning of Period Balance           $     1,378 (per 3/31/03 G/L)
PLUS: New Indebtedness Incurred             1,051 (per system gen A/P report)
LESS: Amounts Paid on A/P                  (1,639)(per system gen A/P report)
                                     ------------

End of Month Balance                  $       790 (per 4/30/03 G/L)
                                     ============


Enron is our only secured creditor. We made no payments to Enron during the period.

* Omitted

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from March 31, 2003 through April 30, 2003
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $      - (per 3/31/03 G/L)
PLUS:  Inventrory Purchased                            - (per daily cash report)
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                            $      - (per 4/30/03 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                   $      -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $  135,327,833.33
Total Deposits            $      108,407.61
Total Payments            $    4,010,585.08
Closing Balance           $  131,425,655.86
Service Charges           $       23,543.50

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                  Attachment 4
                                                                  Page 2 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                  Attachment 4
                                                                  Page 3 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                  $247.50
Total Deposits                     $500.00
Total Payments                      $57.47
Closing Balance                    $690.03
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 4 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges           N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                  Attachment 4
                                                                  Page 5 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                  $0.00
Total Deposits             $2,177,948.57
Total Payments             $2,177,948.57
Closing Balance                    $0.00
Service Charges           N/A

First Check issued this Period                        105685
Last Check issued this Period                         105781
Total # of checks issued this Period                      94

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                ($46.43)
Total Deposits               $225,428.78
Total Payments               $225,401.25
Closing Balance                  ($18.90)
Service Charges           N/A

First Check issued this Period                         NA
Last Check issued this Period                          NA
Total # of checks issued this Period                   NA

                                                                  Attachment 4
                                                                  Page 7 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             First Union/Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges           N/A

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A

                                                                  Attachment 4
                                                                  Page 8 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/IBM Collections

Beginning Balance               $5,000.00
Total Deposits                  $4,578.15
Total Payments                  $4,483.04
Closing Balance                 $5,095.11
Service Charges                 $1,503.23

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 9 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance             $24,119.68 CAN$
Total Deposits
Total Payments                $19,883.22
Closing Balance                $4,236.46
Service Charges           $        16.50

First Check issued this Period                        518
Last Check issued this Period                         518
Total # of checks issued this Period                    1

                                                                  Attachment 4
                                                                 Page 10 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges           N/A

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                         N/A
Last Check issued this Period                          N/A
Total # of checks issued this Period                   N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance              $46,075.77
Total Deposits                      $0.00
Total Payments                 $46,075.77
Closing Balance                     $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                     $0.00
Total Deposits                        $0.00
Total Payments                        $0.00
Closing Balance                       $0.00
Service Charges           N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         4/01/03-4/30/03

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave. NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges           N/A

First Check issued this Period                          N/A
Last Check issued this Period                           N/A
Total # of checks issued this Period                    N/A


                          ACCOUNT CLOSED

                                                                  Attachment 5


                               Check Register*





*Omitted

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from March 31, 2003 through April 30, 2003
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from March 31, 2003 through April 30, 2003
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                          Full Time  Part Time

# of Employees at beginning of period                              7         -
# hired during the period                                          -         -
# terminated/resigned during period                               (1)        -
                                                         ----------------------
# employees on payroll - end of period                             6         -
                                                         ======================

# of employees on temporary consulting assignments                           5

Confirmation of Insurance
-------------------------

See supplemental attachment.*


*Omitted

                                                                                                                   Attachment 7B
                                                                                                                  (Supplemental)
                                Payments made to insiders 4/1/03 - 4/30/03

Payments are in gross amts

Name                         Title                                    Amount       Date       Type

CUNNING, KATHLEEN            Vice President - Core Operations         $  8,333.33   4/15/2003 Salary for pay period 04/1 - 04/15
                                                                      $  5,107.68   4/15/2003 Vacation pay
                                                                      $ 30,349.23  04/30/2003 Severance

FOSTER, MARY                 President, Co-CEO                        $ 10,416.67   4/15/2003 Salary for pay period 04/1 - 04/15
                                                                      $ 10,416.67  04/30/2003 Salary for pay period 04/16 - 04/30


MALONE, JAMES                President, Co-CEO                        $ 12,500.00   4/15/2003 Salary for pay period 04/1 - 04/15
                                                                      $ 12,500.00  04/30/2003 Salary for pay period 04/16 - 04/30

PETIZON, ALICE               Vice President Law & Gov. Affairs        $  9,375.00   4/15/2003 Salary for pay period 04/1 - 04/15
                                                                      $  9,375.00  04/30/2003 Salary for pay period 04/16 - 04/30


                                                                     ------------

                                                                      $108,373.58
                                                                     ============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from March 31, 2003 through April 30, 2003
Amounts in $000's


None.